UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2700 (Address of Principal Executive Offices)	77095 (Zip Code)

Registrant’s telephone number, including area code: (832) 681-8000

Item 12. Results of Operations and Financial Condition
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release - 2nd Quarter 2004 Results

Item 12. Results of Operations and Financial Condition

On July 28, 2004, Grant Prideco, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K reporting its second quarter 2004 results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press Release dated July 28, 2004 relating to Second Quarter 2004 Earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: July 28, 2004	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel